Nuveen Winslow Large-Cap Growth Fund

Summary Prospectus   |   October 13, 2010, as supplemented January 1, 2011

Ticker: Class A–NWCAX, Class C–NWCCX, Class R3–NWCRX, Class I–NVLIX

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the fund’s complete prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at www.nuveen.com/MF/resources/eReports.aspx. You can also get this information at no cost by calling (800) 257-8787 or by sending an e-mail request to mutualfunds@nuveen.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The fund’s prospectus and statement of additional information, both dated October 13, 2010, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The investment objective of the fund is to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 11 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 12 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-46 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fees	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class C		Class R3		Class I
Management Fees	0.74%		0.74%		0.74%		0.74%
Distribution and Service (12b-1) Fees	0.25%		1.00%		0.50%		—
Other Expenses	1.10%		1.10%		1.10%		1.01%
Total Annual Fund Operating Expenses	2.09%		2.84%		2.34%		1.75%
Fee Waivers and Expense Reimbursements[1,2]	(1.04%	)	(1.04%	)	(1.04%	)	(0.95%	)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.05%		1.80%		1.30%		0.80%
1	The investment adviser has agreed to waive fees and reimburse expenses through November 30, 2012 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.80% (1.25% after November 30, 2012) of the average daily net assets of any class of fund shares. The expense limitation expiring November 30, 2012, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the fund.
2	Information has been restated to better reflect anticipated expenses of the fund.

Nuveen Investments	1

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses are at the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	C	R3	I	A	C	R3	I
1 Year	$676	$183	$132	$82	$676	$183	$132	$82
3 Years	$932	$611	$457	$301	$932	$611	$457	$301
5 Years	$1,260	$1,117	$858	$593	$1,260	$1,117	$858	$593
10 Years	$2,184	$2,509	$1,982	$1,426	$2,184	$2,509	$1,982	$1,426

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal period, the fund’s portfolio turnover rate was 92% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase. The fund may invest up to 20% of its net assets in non-U.S. equity securities.

Principal Risks

Market Risk—The market values of securities owned by the fund may decline, at times sharply and unpredictably.

Concentration Risk—The fund may invest a significant portion of its assets in securities of companies in a particular economic sector, in which case the fund would be more susceptible to adverse economic or regulatory occurrences affecting that sector.

Non-U.S. Investment Risk—Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments.

As with any mutual fund investment, loss of money is a risk of investing.

Fund Performance

Fund performance is not included in this prospectus because the fund has not been in existence for a full calendar year.

2	Nuveen Investments

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Winslow Capital Management, Inc. (“Winslow Capital”)

Portfolio Managers

Clark J. Winslow, Justin H. Kelly, CFA, and R. Bart Wear, CFA, serve as portfolio managers of the fund.

Mr. Winslow, Chief Executive Officer and Chief Investment Officer for Winslow Capital, has been on the investment management team for the fund since its inception. Mr. Kelly, Senior Managing Director and Portfolio Manager for Winslow Capital, has been on the investment management team for the fund since its inception. Mr. Wear, Senior Managing Director and Portfolio Manager for Winslow Capital, has been on the investment management team for the fund since its inception.

Purchase and Sale of Fund Shares

Certain institutional investors, which includes defined contribution plans and traditional institutional investors, and retail customers of certain broker-dealers may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. Investors may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. The minimum initial purchase or exchange into the fund is $3,000 ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; $250 for accounts opened through fee-based programs; $50 through monthly systematic investment plan accounts). The minimum subsequent investment is $50. There are no minimums for purchases or exchanges into the fund through employer-sponsored retirement plans.

Tax Information

The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Nuveen Investments	3

4	Nuveen Investments

MPM-WINSL-0111P